Exhibit 10.8
Amendment to Employment Agreement

This Amendment to Employment Agreement (the “Amendment”) is made among Cano Health, LLC (the “Company”), Cano Health, Inc., a Delaware corporation (the “Parent”), and Eladio Gil (the “Executive”), effective as of March 28, 2024 (the “Effective Date”). The Company, Parent and the Executive may each be referred to as a “Party” and collectively as the “Parties.”

RECITALS:

WHEREAS, the Parties entered into an Amended and Restated Employment Agreement, dated as of January 1, 2024 (as amended by this Amendment, the “Employment Agreement”), pursuant to which the Company agreed to employ the Executive to serve as the Company’s Interim Chief Financial Officer on the terms and conditions set forth in such agreement; and

WHEREAS, the Parties wish to amend the Employment Agreement to reflect the Executive’s appointment as the Company’s permanent Chief Financial Officer, subject to the terms and conditions as set forth in the Employment Agreement, as amended hereby.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.As of the Effective Date, paragraph 1(b) of the Employment Agreement shall be deleted in its entirety and replaced with the following:

“1(b) Position and Duties. The Executive shall serve as the Company’s Chief Financial
Officer and shall perform the duties customarily performed by the chief financial officer of a publicly traded company, as well as such other additional duties as may from time to time be prescribed by the Company’s Chief Executive Officer (the “CEO”) or the
Parent’s Board of Directors (the “Board”), in their respective discretion. The Executive shall devote the Executive’s full working time and best efforts to the Company’s business and affairs. Notwithstanding the foregoing, the Executive may engage in religious, charitable, or other community service activities, as long as such activities do not interfere or conflict with the Executive’s performance of his duties to the Company under this Agreement.

2.Except as set forth herein, all other terms and conditions of the Employment Agreement     remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment effective as of the Effective Date.
Cano Health, INC.

By: /s/ Mark Kent
Mark Kent
Chief Executive Officer
Date: March 28, 2024

Cano Health, LLC

By: /s/ Mark Kent
Mark Kent
Chief Executive Officer
Date: March 28, 2024

EXECUTIVE

By: /s/ Eladio Gil
Eladio Gil
Date: March 28, 2024